Exhibit 10.2

SECOND AMENDMENT TO PLEDGE AGREEMENT

THIS SECOND AMENDMENT TO PLEDGE AGREEMENT (this “Amendment”) is made as of the 1st day of April, 2005, by and between ANALEX CORPORATION, a corporation organized under the laws of the State of Delaware (the “Pledgor”) and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

RECITALS

A. The Pledgor, together with others, entered into a Pledge Agreement dated as of November 2, 2001 and that certain First Amendment to Pledge Agreement dated as of May 28, 2004, each in favor of the Lender (the same, collectively, as amended, modified, substituted, extended, and renewed from time to time, the “Original Pledge Agreement”) pursuant to which the Pledgor assigned to the Lender the Pledged Collateral (as defined in the Original Pledge Agreement) as security for extensions of credit to be made by the Lender to Pledgor.

B. The Pledgor, certain subsidiaries of Pledgor and the Lender entered into that certain Amended and Restated Credit Agreement dated as of May 28, 2004, which is being amended pursuant to that certain First Amendment to Amended and Restated Credit Agreement dated of even date herewith (the same, collectively, as amended, modified, substituted, extended, and renewed from time to time, the “Agreement”).

C. The Agreement provides for some of the agreements between the Pledgor and the Lender with respect to the “Loan” (as defined in the Agreement), including Revolving Credit Facility Loans in an aggregate amount not to exceed Twenty Million Dollars ($20,000,000) (the “Revolving Credit Facility Committed Amount”).

D. The Loan is evidenced by that certain Amended and Restated Revolving Credit Facility Note dated May 28, 2004 by the Pledgor for the benefit of the Lender in the original maximum principal amount of Twenty Million Dollars ($20,000,000) which is being amended pursuant to that certain First Amendment to Amended and Restated Revolving Credit Facility Note dated of even date herewith (the same, collectively, as amended, modified, substituted, extended, and renewed from time to time, the “Note”).

E. The Pledgor has requested and the Lender has agreed to increase the Revolving Credit Facility Committed Amount from Twenty Million Dollars ($20,000,000) to Forty Million Dollars ($40,000,000) at any time outstanding, the proceeds of which shall be used, in part, for the acquisition of ComGlobal Systems, Incorporated, a California corporation.

F. It is a condition precedent to Lender’s agreement to amend the Agreement that the Pledgor execute this agreement, amending the Original Pledge Agreement. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Pledgor and the Lender agree as follows:

1. The Pledgor and the Lender agree that the Recitals above are a part of this Amendment. Unless otherwise expressly defined in this Amendment, terms defined in the Original Pledge Agreement shall have the same meaning under this Amendment.

2. The Pledgor represents and warrants to the Lender as follows:

(a) Pledgor has the power and authority to execute and deliver this Amendment and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Amendment;

(b) The Original Pledge Agreement, as amended by this Amendment, and each of the other Loan Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of Pledgor, enforceable in accordance with its terms;

(c) All of Pledgor’s representations and warranties contained in the Original Pledge Agreement, as amended by this Amendment, are true and correct on and as of the date of Pledgor’s execution of this Amendment; and

(d) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Original Pledge Agreement or the other Loan Documents which has not been waived in writing by the Lender.

3. The Original Pledge Agreement is hereby amended as follows:

(a) Schedule 1 to the Original Pledge Agreement is hereby deleted in its entirety and Schedule 1 attached to and made a part of this Amendment is hereby inserted in place thereof.

4. The Pledgor hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Original Pledge Agreement, as amended hereby. The Pledgor agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Secured Obligations.

5. The Pledgor acknowledges and warrants that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Pledgor in connection with this Amendment and generally in connection with the Original Pledge Agreement and the Secured Obligations, the Pledgor hereby waiving and releasing any claims to the contrary.

6. The Pledgor shall pay at the time this Amendment is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Amendment, including, but not limited to, reasonable fees and expenses of the Lender’s counsel and all recording fees, taxes and charges.

7. This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Pledgor agrees that the Lender may rely on a telecopy of any signature of the Pledgor. The Lender agrees that the Pledgor may rely on a telecopy of this Amendment executed by the Lender.

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IN WITNESS WHEREOF, the Pledgor and the Lender have executed this Amendment under seal as of the date and year first written above.

WITNESS OR ATTEST:	ANALEX CORPORATION

	By:	/s/ Sterling E. Phillips, Jr.		(Seal)
		Name:	Sterling E. Phillips, Jr.
		Title:	CEO

WITNESS:	BANK OF AMERICA, N. A.

	By:	/s/ Jessica L. Tencza		(Seal)
		Name:	Jessica L. Tencza
		Title:	Vice President

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